SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of Earliest Event Reported)


                               FEBRUARY 1, 1996


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



                     0-13941                      95-3525565
             (Commission File Number) (IRS Employer Identification No.)


               16215 ALTON PARKWAY
                IRVINE, CALIFORNIA                  92718
     (Address of principal executive offices)     (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141




                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)





ITEM 5.  OTHER EVENTS

At the Annual Meeting of Shareholders held on Thursday, January 25, 1996, the following persons were elected as directors of AST Research, Inc. (the "Company"):

================================================================================
                                  Directors Designated by Samsung
      Directors                   Electronics Co. Ltd. ("Samsung")
----------------------------      --------------------------------
   Ian Diery                       Hoon Choo
   Richard J. Goeglein             Kwang-Ho Kim
   Jack Petalson                   Young Soo Kim
   Safi U. Qureshey                Won Suk Yang
   Carmelo J. Santoro, Ph.D.       Hee Dong Yoo
================================================================================

Following the Annual Meeting of Shareholders on Jan. 25, 1996, at a meeting of the Board of Directors, the size of the Board was increased from 10 to 11 members and Mr. Bo-Soon Song was designated by Samsung and named as an additional director of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)


                              By   DENNIS R. LEIBEL
                                Senior Vice President, Legal,
                                  Administration and Secretary

Date:  February 1, 1996